UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report: July 8, 2005
(Date of earliest event reported: July 1, 2005)

CENTURY CASINOS, INC.
(Exact Name of Registrant as specified in its charter)

             Delaware                        0-22290                      84-1271317
(State or other jurisdiction                 (Commission                    (I.R.S. Employer
       of incorporation)                     File Number)                  Identification Number)

1263 Lake Plaza Drive Suite A, Colorado Springs, CO 80906
  (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  719-527-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On July 1, 2005, WMCK Acquisition Corp. extended the term of the lease agreement dated August 31, 1994 with Teller Realty from June 30, 2005 to June 30, 2010 and reduced the monthly rent from $16,000 per month to $15,000 per month. WMCK Acquisition Corp. agreed to pay Teller Realty $200,000 to extend the option period to purchase the property known as the Golden Horseshoe through June 30, 2010. WMCK Acquisition Corp. will be required to pay an additional $1,250,000 to complete the purchase of the property.

Item 9.01 Financial Statements and Exhibits.
(c) Exhibits
10.150 Extension of Lease Agreement and Confirmation of Option Agreement by and between Teller Realty, Inc. and WMCK Acquisition Corp. dated July 1, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 Century Casinos, Inc.
                                  (Registrant)

Date: July 8, 2005                            by: /s/ Larry Hannappel
                                                       Larry Hannappel, Senior Vice-President